Exhibit 10.40

CONFIDENTIAL

Letter of Agreement between
SmithKline Beecham Corporation
And
Quest Diagnostics Incorporated

This Letter of Agreement (“LOA”), effective as of January 1, 2008, is made between SmithKline Beecham Corporation d/b/a GlaxoSmithKline with a primary address at 2301 Renaissance Blvd, King of Prussia, PA 19406 USA, together with its affiliates (“GlaxoSmithKline” or “GSK”) and Quest Diagnostics Incorporated, with a primary address at 3 Giralda Farms, Madison, NJ 07940 together with its affiliates (“Quest Diagnostics”) together “the Parties”, to revise the relationship previously established in the Amended and Restated Global Clinical Trials Agreement dated December 19, 2002 (hereinafter “Previous Agreement”). “Affiliates” for purposes of this LOA shall include any corporation or non-corporate entity which controls, is controlled by, or is under common control with a Party to this LOA.

1.      The Parties agree that Quest Diagnostics shall continue to provide services (hereinafter “Services” as defined in the Previous Agreement) in accordance with the terms of the Previous Agreement and as supplemented by the new business terms covered in Exhibit A, attached hereto, while the Parties, in good faith, draft and negotiate a comprehensive new Global Clinical Trials Agreement (“Agreement”).

2.      This LOA is not intended to take the place of the Agreement, but to implement the business terms contained on Exhibit A while the Agreement is negotiated and executed. This LOA shall remain in effect until the earlier of (i) the execution of the Agreement by the Parties or (ii) March 31, 2008, which date may be extended by the mutual agreement of the Parties. Upon its full execution, the Agreement shall supersede this LOA and the Previous Agreement.

3.      During the term of this LOA, should any dispute arise between the Parties involving conflict or interpretation of a term or condition of the Previous Agreement and a term or condition of this LOA, the disputing party shall promptly notify the other party of the disputed term and the Parties shall negotiate in good faith to resolve the dispute. Notice of the dispute shall be in writing to the following individuals:

For Quest Diagnostics: Daniel P. Megronigle 3 Giralda Farms Madison, NJ 07940 Phone 973-520-2086	For GlaxoSmithKline: Paula M. Russella 2301 Renaissance Blvd., #510, RN0410 King of Prussia, PA 19406 Phone: 610-787-3281

SMITHKLINE BEECHAM CORPORATION	QUEST DIAGNOSTICS INCORPORATED

By:	By:

Name Printed:	Name Printed:

Title:	Title:

Date:	Date:

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

EXHIBIT A

I.	Term of Agreement

It is agreed by the Parties that the Agreement shall be effective January 1, 2008 and shall continue through December 31, 2014.

II.	Compensation

The Parties agree that the “Most Favored Nations (MFN”) pricing status provisions [established under Section XV(1) and XV(1)(i)] from the Previous Agreement shall be of no further force or effect as of January 1, 2008. Any references to the MFN status shall be void.

Further, Section # XV of the Previous Agreement shall be of no further force or effect for any studies contracted after December 31, 2007. However, items #4 through #15 of Section XV of the Previous Agreement shall continue to apply to any studies contracted before December 31, 2007.

1.      Billing and Payment Terms. Quest Diagnostics will provide a proposal to GlaxoSmithKline based on the Fee Schedule attached hereto as Attachment #1. Quest Diagnostics will bill GlaxoSmithKline for Services once per month. Charges will be billed at the rates agreed to in the applicable Task Description, subject to any adjustments for inflation and exchange rates permitted under the Task Description or this LOA. Laboratory testing services requested by GlaxoSmithKline that are not included in Attachment #1 shall be billed at Quest Diagnostics’ then-current general fee schedule, subject to any applicable discounts (*) from Quest Diagnostics current list prices, unless otherwise agreed in writing by the Parties. It is a MATERIAL TERM of this Agreement that GlaxoSmithKline shall pay all undisputed invoiced amounts within thirty (30) days of receipt of an invoice for Services.

	2.	Payments:

2.1 US payments shall be made by wire transfer or check payable to Quest Diagnostics Incorporated, Tax ID Number 38-2084239:

If payment by check:	If payment is by Bank Transfer/Wire Transfer:

Quest Diagnostics Incorporated	Send to: Bank of America
Clinical Trials USA	ABA Routing Number:
13747 Collection Center Drive	Account Number:
Chicago, IL 60693	Swift Number
Telex Number:
*Please identify the invoice numbers being paid.

2.2	UK payments shall be made in the currency agreed to by the parties by check or bank transfer (check payable to Quest
Diagnostics Limited, VAT Registration Number GB 731 5475 39):

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

____________________________________

* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

If payment is by Cheque:	If payment is by Bank Transfer:

Non US Dollar currencies:	HSBC Bank
Quest Diagnostics Ltd	City of London Corporate Office
Unit B-1 – Parkway West	8 Canada Square, London
Cranford Lane	E14 5XL, United Kingdom
Heston Middlesex
England TW5 9QA	Swift Code:

US Dollars:	Non US Dollar and Non Euro Deposits:
Quest Diagnostics Limited	Account: Quest Diagnostics Limited
PO Box 13318	Sort Code:	Number:
Newark	IBAN#
NJ 07101-3318
USA	Euro Deposits:
Account: Quest Diagnostics Limited
	Sort Code:	Number:
IBAN#

US Dollar Deposits:
Account: Quest Diagnostics Limited
	Sort Code:	Number:
IBAN#

3. Fee Increases. Quest Diagnostics may increase fees for its Services provided hereunder * to offset any increased costs of operations by providing written notice to GlaxoSmithKline.

Any such increase shall not exceed *.       .

4. *. The * is designed to provide GlaxoSmithKline with * in *. The * shall apply to all studies contracted by the Parties as of *. Quest Diagnostics will offer a * to current studies . This * will apply to * and excludes * by Quest Diagnostics Laboratory or any of its affiliates. The * shall be applied as a * on each invoice for testing services rendered during the preceding month.

5. *. GlaxoSmithKline shall earn * of * following adjustment for *. The * shall exclude *.

The * is as follows:

*	*
*	*
*	*

The * shall be payable by March 31 of the following calendar year.

The * will continue through the term of the Agreement, although the Parties will negotiate in good faith * to adjust the * for calendar years *. Until the parties reach such agreement, the * shall apply.

6. *: A total of * is available to apply against * for the period *, reduced by any * earned in *, provided the following criteria are met:

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

____________________________________

* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

• In any single calendar year (between * and *) if the * (*) is above *, GSK can apply * of the * as defined above as a * by March 31 of the following calendar year.

The* of * in aggregate will be reduced by the total amount of * earned by GSK in *. e.g. If the * amounts to * in * and * in *, the total * available for the period will be * in aggregate *.

III. Exclusivity Clause

The Parties agree that the Exclusivity Clause [Section III(1)-(4)] and the Exclusivity Audits [section XVI(3)] of the Previous Agreement shall be of no further force or effect. As of the Effective Date, Quest Diagnostics shall be a “Principal Provider” of global central laboratory services for GSK. As Principal Provider, Quest Diagnostics shall support all of GSK’s annual global central laboratory needs and shall be awarded all laboratory testing in connection with *, with the exception of GSK clinical studies in the following specific areas:

*

However, as a Principal Provider GlaxoSmithKline shall provide Quest Diagnostics *, and GSK shall have the absolute right to *.

  If * cause the * to fall below *, Quest Diagnostics reserves the right to *.

  * applies only to new studies that have not already been * by Quest Diagnostics.

IV. Miscellaneous. The following are some of the additional terms discussed by the Parties that will be further negotiated for inclusion in the Agreement. Other terms may also be included by agreement of the Parties:

  a) Relationship Management:

       (i) Relationship Metrics. In addition to Operational Metrics, Quest Diagnostics and GSK will mutually agree to a Scorecard of Relationship Metrics inclusive of financial, development economics and operational satisfaction measures. Attachment #2 hereto contains Potential Key Performance Metrics. The Parties shall mutually agree to a maximum of 12 metrics from this list as well as agree to the frequency of the metrics.

       (ii) Steering Committee. In support of the Strategic relationship between the Parties a Business Steering Committee shall be established to foster best practices, creative alternatives and forward thinking. This committee will be charged with and responsible for the periodic review of all aspects of the Strategic Relationship to ensure business goals and objectives are achieved.

  b) Quest Diagnostics Strategic Investments:

              Quest Diagnostics is in the planning phases of * into a * which will be targeted to open in the *.

                   • Quest Diagnostics is willing to establish a joint team with GSK to identify and review mutually beneficial collaboration opportunities to drive growth.

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

____________________________________

* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

     • Quest Diagnostics will establish a new laboratory facility in India no later than the second quarter of 2008 to begin to support GSK off-shore operations.

     • Quest Diagnostics will enhance the quality of its Information Technology and sample management services pursuant to Quest Diagnostics’ June 4, 2007 proposal.

Quest Diagnostics will restructure its existing * through key performance indicators agreed upon with GSK, including * and improvements to process flow and communications.

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

____________________________________

* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

Attachment #1

2008 Fee Schedule

	Proposed RoW		Proposed Americas
Test
11-DEHYDROTHROMBOXANE-B2	*	*	*	*
ACTH, PLASMA	*	*	*	*
ADIPONECTIN	*	*	*	*
ALBUMIN CREATININE RATIO	*	*	*	*
ALCOHOL (ETHYL), URINE	*	*	*	*
ALDOLASE	*	*	*	*
ALPHA-1-ACID GLYCOPROTEIN	*	*	*	*
AMMONIA, PLASMA	*	*	*	*
AMYLASE, SERUM	*	*	*	*
ANA TITER & PATTERN	*	*	*	*
APOLIPOPROTEIN A1	*	*	*	*
APOLIPOPROTEIN B	*	*	*	*
APOLIPOPROTEIN C3	*	*	*	*
APPT/PROTHROMBIN TIME WITH INR	*	*	*	*
BETA-2 MICROGLOBULIN	*	*	*	*
BONE ALKALINE PHOSOPHATASE	*	*	*	*
BRAIN NATRIURETIC PEPTIDE	*	*	*	*
CA 19-9	*	*	*	*
CARDIO CRP	*	*	*	*
CD40L, SOLUBLE	*	*	*	*
CHEMISTRY ANALYTE	*	*	*	*
CHEMISTRY PANEL	*	*	*	*
CHEMZYME PLUS	*	*	*	*
CHLAMYDIA TRACHOMATIS PCR	*	*	*	*
CHORIONIC GONADOTROPIN, QUALITATIVE	*	*	*	*
CK-MB	*	*	*	*
CMV IGM ANTIBODY	*	*	*	*
COMPLEMENT COMPONENT C3	*	*	*	*
COMPLEMENT COMPONENT C4	*	*	*	*
COMPLETE BLOOD COUNT	*	*	*	*
CORTISOL, SERUM (immunoassay)	*	*	*	*
CORTISOL,FREE, 24HR URINE (immunoassay)	*	*	*	*
C-PEPTIDE	*	*	*	*
C-REACTIVE PROTEIN	*	*	*	*
CREATININE	*	*	*	*
CREATININE CLEARANCE	*	*	*	*
CREATININE, RANDOM URINE	*	*	*	*
CREATININE, URINE	*	*	*	*
CYSTATIN C, SERUM	*	*	*	*

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

____________________________________
* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

	Proposed RoW		Proposed Americas
	*	*	*	*

Test
DERMATAN SULFATE	*	*	*	*
DIGOXIN	*	*	*	*
DIHYDROTESTOSTERONE	*	*	*	*
DNA (DS) ANTIBODIES	*	*	*	*
DNA EXTRACTION/AUTOPREP	*	*	*	*
DRUG ABUSE W/ALCOHOL	*	*	*	*
EGFR, ELISA	*	*	*	*
ESTRADIOL	*	*	*	*
FATTY ACIDS, FREE	*	*	*	*
FERRITIN	*	*	*	*
FIBRINOGEN	*	*	*	*
FOLATE, SERUM	*	*	*	*
FREE KAPPA & LAMBDA LIGHT CHAINS	*	*	*	*
FRUCTOSAMINE	*	*	*	*
FSH	*	*	*	*
GAD ANTIBODIES	*	*	*	*
GLUCOSE, PLASMA	*	*	*	*
GLUCOSE, URINE RANDOM	*	*	*	*
H. PYLORI ANTIBODY (IGG)	*	*	*	*
H. PYLORI ANTIBODY (IGM)	*	*	*	*
HAPTOGLOBIN	*	*	*	*
HCV RNA QUANT, PCR	*	*	*	*
HDL CHOLESTEROL	*	*	*	*
HDL SUBCLASSES	*	*	*	*
HELICOBACTER PYLORI ANTIBODY (IGA)	*	*	*	*
HEMATOCRIT	*	*	*	*
HEMOGLOBIN	*	*	*	*
HEMOGLOBIN A1C	*	*	*	*
HEMOGRAM	*	*	*	*
HEPATITIS A AB TOTAL	*	*	*	*
HEPATITIS A IGM ANTIBODY	*	*	*	*
HEPATITIS B CORE AB	*	*	*	*
HEPATITIS B CORE IGM	*	*	*	*
HEPATITIS B SURFACE AB	*	*	*	*
HEPATITIS B SURFACE ANTIGEN W/	*	*	*	*
CONFIRMATION
HEPATITIS BE AB	*	*	*	*
HEPATITIS BE AG	*	*	*	*
HEPATITIS C ANTIBODY	*	*	*	*
HER2, ELISA	*	*	*	*
HER-2/NEU FISH	*	*	*	*
HETEROPHILE, MONO SCREEN	*	*	*	*
HIV-1 AB WESTERN BLT	*	*	*	*
HIV-1 RNA 1.5 ULTRA	*	*	*	*

Letter of Agreement
GlaxoSmithKline and Quest Diagnostics Incorporated

____________________________________
* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

	Proposed RoW		Proposed Americas
	*	*	*	*
Test

HIV-1 RNA BY PCR (1.5) QUANT	*	*	*	*
HIV-1/HIV-2 AB SCREEN	*	*	*	*
HIV-2 ANTIBODY WB	*	*	*	*
HPV DNA (HIGH RISK)	*	*	*	*
HTLV I/II ANTIBODY	*	*	*	*
IGE, SERUM	*	*	*	*
IMMUNOFIXATION, SERUM	*	*	*	*
IMMUNOFIXATION, URINE	*	*	*	*
IMMUNOGLOBULIN A	*	*	*	*
IMMUNOGLOBULIN AP	*	*	*	*
IMMUNOGLOBULIN G	*	*	*	*
IMMUNOGLOBULIN M	*	*	*	*
IMMUNOGLOBULIN Mp	*	*	*	*
IMMUNOGLOBULIN SERUM	*	*	*	*
IMMUNOREACTIVE INSULIN (LINCO RIA)	*	*	*	*
INSULIN (IMMULITE)	*	*	*	*
INTERLEUKIN-6 HIGHLY SENSITIVE	*	*	*	*
IRON, TOTAL, IBC & SATURATION	*	*	*	*
LACTATE DEHYDROGENASE ISOENZYMES	*	*	*	*
LDL Calculation	*	*	*	*
LIPASE SERUM (when ordered with a Chem panel)	*	*	*	*
LIPID PANEL	*	*	*	*
LIPID PANEL (BETA QUANT)	*	*	*	*
LIPOPROTEIN (A)	*	*	*	*
LITHIUM	*	*	*	*
Lp-PLA2 ACTIVITY, COLORIMETRIC - GSK ONLY	*	*	*	*
LUTEINIZING HORMONE	*	*	*	*
LYMPHOCYTE SUBSET PANEL 2 (CD4/CD8)	*	*	*	*
LYMPHOCYTE SUBSET PANEL 3	*	*	*	*
MICROALBUMIN, RANDOM URINE	*	*	*	*
MMP-9 EIA (TOTAL)	*	*	*	*
MULTISPOT HIV 1/2	*	*	*	*
NEISSERIA GONORRHOEAE PCR	*	*	*	*
N-TELOPEPTIDE (U)	*	*	*	*
PAP, LIQUID-BASED	*	*	*	*
PARATHYROID HORMONE	*	*	*	*
PARTIAL THROMBOPLASTIN TIME, ACTIVATED	*	*	*	*
PEPSINOGEN I	*	*	*	*
PHENYTOIN	*	*	*	*
POTASSIUM, URINE	*	*	*	*
PROGESTERONE	*	*	*	*
PROINSULIN	*	*	*	*
PROLACTIN	*	*	*	*

GlaxoSmithKline –Letter of Agreement
Date: January 1, 2008

_____________________________________
* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

	Proposed RoW		Proposed Americas
	*	*	*	*

Test
PROTEIN ELECTROPHORESIS, SERUM (SERUM	*	*	*	*
PEP)
PROTEIN ELECTROPHORESIS, URINE (URINE PEP)	*	*	*	*
PROTEIN TOTAL, URINE	*	*	*	*
PROTEIN/CREATININE RATIO, URINE	*	*	*	*
PROTHROMBIN TIME WITH INR	*	*	*	*
PSA FREE & TOTAL	*	*	*	*
PSA, TOTAL (Centaur)	*	*	*	*
RECOMBIGEN HIV-1	*	*	*	*
RETICULOCYTE CELL COUNT	*	*	*	*
RHEUMATOID FACTOR	*	*	*	*
RPR (MONITOR)	*	*	*	*
SALICYLATE	*	*	*	*
T-3 UPTAKE	*	*	*	*
T-4 (THYROXINE) TOTAL	*	*	*	*
T-4 (THYROXINE), FREE	*	*	*	*
TESTOSTERONE, TOTAL	*	*	*	*
THEOPHYLLINE	*	*	*	*
THYROID STIMULATING HORMONE	*	*	*	*
TRIGLYCERIDES	*	*	*	*
TRIIODOTHYRONINE, FREE	*	*	*	*
TRIIODOTHYRONINE, TOTAL	*	*	*	*
TROPONIN I	*	*	*	*
URINALYSIS W/UROBILINOGEN	*	*	*	*
URINALYSIS, MACROSCOPIC	*	*	*	*
URINALYSIS, MICROSCOPIC	*	*	*	*
URINALYSIS, ROUTINE	*	*	*	*
VALPROIC ACID	*	*	*	*
VITAMIN B12	*	*	*	*
VITAMIN B12/FOLIC ACID	*	*	*	*

GlaxoSmithKline –Letter of
Agreement Date: January 1, 2008

_____________________________________
* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

Other Fees

* Fees		RoW	Americas
	2008 Quest	2009 Quest	2008Quest	2009 Quest
	Proposal	Proposal	Proposal	Proposal
Project Management	*	*	*	*
Data Management	*	*	*	*
Logistics	*	*	*	*
Management
Total	*	*	*	*

* Fees
	Quest	Quest Proposal
Proposal
Project Management	*	*
Data Management	*	*
Logistics	*	*

Kits
	RoW	Americas
	2008 Quest	2009 Quest
	Proposal	Proposal
*-* components	*	*
*-* components	*	*
<* components	*	*

Quest *
(Americas only)	Americas	Americas
*	*	*

Storage
	RoW	Americas
In	*	*
Maintenance	*	*
Pull	*	*

GlaxoSmithKline –Letter of
Agreement Date: January 1, 2008

_____________________________________
* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

Attachment #2

		Potential Key Performance Metrics
				Implementation
Category	Performance Metric	Qualifier	Target	Status
Protocol	Approval of CLW within	Percentage of studies that	100%	*
Initiation	agreed specified	receive CLW approval by date
	timeline in CLW	specified in CLW

Site Initiation	On-time study start	Percentage of kits to first site per	100%	*
		study delivered on time

Site Support	Data query turn-	Percentage within 24 hours: time	100%	*

Services	around-time	of receipt of data query to date
		closed on database

Lab Operations	Turn-around-time for	Percentage of samples received	100%	*
	sample receipt	in lab within 36 hours of
		collection time.

Lab Operations	Percentage of test	The elapsed time from when the	100%	*
	reported within	specimen is received in the
	expected turn around	laboratory until the analytical
	time	result is approved and released
		into TopCat and available for
		reporting to the Investigator site.

Lab Operations	Percentage of tests not	Percentage of tests not	0%	*
	performed/not	performed/not reportable by
	reportable	reason

Lab Operations	Percentage of	Percentage of samples shipped	100%	*
	shipments/samples	on time as per defined timelines
	shipped on time to third
	party

Lab Operations	Number of lost	Number of lost samples	0	*
	samples	(internally and externally) by
		reason

Data	Complete Data Set	Percentage of data	95%	*
Management	delivered on time and	transmissions delivered on time
	defect free	error free (number of
		resubmissions)

Financial	Budget reconciliation to	Variance between budgeted vs	95%	*
Management	plan	actual costs

Financial	Comparison of	Variance between budgeted vs	95%	*
Management	budgeted to actual	actual costs
	transportation costs

Financial	Days sales outstanding	Percentage of invoices paid	100%	*
Management		within 30 days

GlaxoSmithKline –Letter of Agreement Date:
January 1, 2008

_____________________________________
* Confidential treatment has been requested. The redacted material has been separately filed with the Commission.